UNITED STATES
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Investor Presentation



Avid Connect Investor Presentation

April 23, 2017

Proxy Solicitation Disclosure

On March 30, 2017, the Company filed with the SEC a definitive proxy statement in connection with its annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY. Stockholders may obtain a free copy of the definitive proxy statement through the website maintained by the SEC at www.sec.gov, and at the Company's website at www.avid.com.

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

Non-GAAP Measures

- Adjusted EBITDA
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses

Operational Measures

- Bookings, Recurring Revenue Bookings
- Revenue Backlog

These non-GAAP measures are defined and reconciled with GAAP measures in the Appendix to this presentation, the tables to our earnings press release dated March 23, 2017 and filed on Form 8-K on such date, as well as in the supplemental financial information available on ir.avid.com, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this presentation provide helpful information to investors with respect to evaluating the Company's performance.

The presentation also includes forward-looking non-GAAP financial measures, including non-GAAP Revenue, Adjusted EBITDA, non-GAAP Operating Expenses and Adjusted Free Cash Flow. Reconciliations of these forward-looking non-GAAP financial measures are not included in this presentation due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

Historic top line Revenue for Q1 and full year 2016 includes a $594K adjustment related to amortization of acquired deferred revenue related to Orad. Historic Q4 2016 and forward looking 2017 top line Revenue does not contain any non-GAAP adjustments. Additionally to top line Revenue, we also present historic and forward looking non-GAAP Revenue adjusted for the impact of pre-2011 deferred revenue and the elimination of implied PCS.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Among other things, this presentation includes estimated results of operations for 2017, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, anticipated market update of new products, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings. The projected future results of operations, and the other forward-looking statements in this presentation are based on current expectations as of the date of this presentation and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the “Forward Looking Statements” section of our press release issued today, as well as the Risk Factors and Forward-Looking Statements sections of the Company’s 2016 Annual Report on Form 10-K filed with the SEC on March 23, 2017. Copies of these filings are available from the SEC, the Avid Technology web site or the Company’s Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of today, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Strategy and Transformation Update

Louis Hernandez, Jr., Chairman and CEO

Where it all started

Management performed a top to bottom analysis to evaluate how to best leverage strengths towards succeeding in evolving digital media marketplace


Due Diligence
External Scan
Company Assessment
Monitoring & Control
Rewards & Comp
Organizational Alignment
Leadership Assessment

The result was an ambitious three-phase transformational strategy with the planned date of completion set for Q2-2017

Phase 1

Perform better in the markets we serve today

Phase 2

Address higher growth areas in current markets

Phase 3

Address higher long-term growth areas and increase relevance

Growth

Cost

Culture

Market analysis revealed opportunity

Opportunity to both gain share in segments Avid currently operates and expand into higher growth areas

Media Technology Spend: $54.4B (2013)


High Growth Segments, $6.1B, ~17% CAGR
Remaining Media Technology Spend, $40.6B, ~4% CAGR
Currently Addressable, $7.7B
<5% CAGR, $5.2B
5-9% CAGR, $1.8B
>9% CAGR, $0.7B
Avid's share ~7%

Selected Segments Multi-Year CAGRs (Today)


Selected Sub-Segments
Digital Rights Management 25%
Audio Plug-in Software 20%
Online Video Platforms 19%
Media Asset Management 14%
Content Delivery Networks 13%
Watermarking 12%
Metadata Management 10%
Storage 10%
Business Management Syst 5%
Non-Linear Editing 4%
Transmission Infrastructure 2%
Color Correction and Grading 0%

Sources: Frost&Sullivan, IABM, NAMM, Technavio, Infocomm, IBISWorld, Forrester Research, PwC Media Outlook, press articles, Avid, PwC estimates
* Based on 2013 bookings

Key challenges facing the media industry

Common needs across the media industry

Create High-quality, Engaging Content	Distribute to More Devices & Channels	Maximize & Protect Value of Assets	Ensure Operational & Capital Efficiency
Increasing Rate of **Content Creation**	Exponential Growth of **Distribution Platforms**	Continued Increase in **Content Consumption**	**Media Tech Budgets** Have Not Kept Pace






Avid Everywhere addresses industry’s key challenges

The Avid Everywhere ecosystem enables our customers to work more efficiently, collaboratively, flexibly and securely across the new media value chain, from media creation to distribution and monetization

New Media Value Chain



Production
Post Production
Multiplatform Distribution
Experience Integration
Create
Pre-Production
Workflow Planning
Smart-media creation, digitalization and collaboration
Media Lifecycle Management
Metadata Analytics
Personalized delivery and experience management
Consumption
Measurement and Interaction
Monetize
Collaboration Enablement
Rich Indexing
Distribution Orchestration
Customization/ Personalization
Avid MediaCentral Platform



Avid MediaCentral Platform
Client Applications
iOS
Integrated Solutions
Media Services
MediaCentral | Infrastructure Management Layer
Traditional On Premises
Private Cloud Data Center
Public Cloud

Avid Everywhere



Avid MediaCentral Platform
Client Applications
USER EXPERIENCE
iOS
MediaCentral | Cloud UX
ARTIST SUITE
Editing
Audio
Notation
Graphics
MARKETPLACE
Artist Community
Avid App Store
Content Marketplace
Integrated Solutions
STUDIO SUITE
Virtual Studio
Video Wall Control
Augmented Reality
Interactive Graphics
PRODUCTION SUITE
Ingest & Playout
Broadcast Graphics
Channel Branding & Playout
Sports Enhancement
Control Surfaces
Live Sound
Media Services
MEDIA SUITE
Asset Management
News
Social Media
Analytics
Orchestration
Multiplatform Distribution
File Transfer
Search
Phonetic Indexing
QC & Compliance
MediaCentral | Event Bus
Alliance Partners
sgl
SPECTRA
x.news
Plugins
600+
MediaCentral | Infrastructure Management Layer
Hosting Options
NEXIS
Other
Dedicated Storage
Compute & Network
Traditional On Premises
Data Center Storage
Private Cloud Data Center
Hot/Cold
Cloud Storage
Public Cloud
HYBRID

Avid Everywhere Ecosystem


Creative Teams


Individual Artists


Media Enterprises

Comprehensive Global Distribution



Category-leading Brands

Pro Tools | Media Composer | iNEWS | Interplay | NEXIS

Leverage shared services MediaCentral™ platform



Avid MediaCentral Platform
Client Applications
Integrated Solutions
Media Services

Add Avid and Alliance Partner apps to maximize lifetime value



Tier 1
Tier 2
Tier 3
Up Sell
Cross-Sell
$20B addressable
$8B addressable
$54B
Total Market

Market Expansion

Scalable up and down market through flexible pricing and deployment

New Revenue Streams

Opportunities for renewals, support and service add-ons

Lower Costs

Common platform designed to lower R&D costs and increase speed to market

Avid repositioned itself to maximize long-term value

Focus Area	Business Transformation Achievements
Sustainable growth	• Launched MediaCentral Platform; deployed across hundreds of enterprises with well over 40,000 users worldwide • Launched cloud-enabled subscription offerings for creative applications; active paying subscribers have grown to over 60,000 • Introduced over 44 products and exited 11 product lines • Wrote ~5.4M lines of code (20% increase) • 37 US patents granted (22% increase) • Acquired and integrated Orad business
Leaner, more directed cost structure	• Completed >$76M efficiency program in 2016, additional >$30M in 2017 • Reduced cost per employee by $19K decrease (18% reduction) • Underwent code line unification process that resulted in 25% less resources needed for platform development • Re-deployed 39% of workforce to new locations • Changed 70% of office locations (offices opened, closed, acquired)
Enhanced culture	• Changed 100% of leadership team • Hired 1,075 direct employees with a 65% turnover rate in total employees • Improved role clarity and align organization to business opportunity • Implemented company-wide bonus policy based on company performance
Restated Financial Statements	• Analyzed >50 product categories, 700 software updates, over a period of 9 years • Reprocessed >5M transaction lines • Incurred expenses of $47M

Resulting Economic Model

- More clear
- More predictable
- Scalable
- Profitable
- Higher rate of cash flow conversion

Avid Everywhere platform making progress in all areas

Platform Adoption

42,700+ users

29% growth year over year in Q4 2016

Vehicle for future cross-sales and maximizing lifetime value of customer

Subscribers and Digital Sales Surging

Paying subscribers 2.4X *from Q4'15*

Digital sales up 27% *over Q4'15*

Shift to Recurring Revenue Bookings*

45% of Q4 2016

13% in Q1'12 (quarter low pre-transformation)

38% of full year 2016

17% in 2012 (pre-transformation)

Cost Efficiencies Complete

30% year-over-year reduction in Q4 Non-GAAP operating expense

>$76 million of annualized savings executed by end of Q4'16

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

* On constant $ basis.

Customers and Partners stepping up commitment to Avid

SBG — SINCLAIR BROADCAST GROUP

Record Breaking
10 Year Enterprise Agreement

- ✓ Customized newsroom and media management solutions powered by Avid Everywhere to all of Sinclair's 64 news producing stations
- ✓ Allows Sinclair to cost-effectively keep its news operations at the forefront of technology for the next decade
- ✓ Demonstrates how Avid can both address the entire workflow and expand its solutions to include higher growth managed services

Jetsen 捷成世纪

Commercial Partnership
and Equity Investment

- ✓ Guarantees minimum ~15% annual growth and $76M of bookings in first three years in Greater China
- ✓ Provides broader market access and Cloud entry, while Avid achieves annualized operating cost savings of ~$3M
- ✓ $18M strategic equity investment will strengthen balance sheet; expected to close by end of Q2 2017

ALJAZEERA

Global Enterprise Agreements and
Cloud-based Newsroom Project

- ✓ Multi-year, multi-million dollar enterprise-wide global agreement
- ✓ Implementation of enterprise pricing models for future solution deployments across global organization
- ✓ Collaborating to pioneer newsroom workflows in the cloud that will help define the industry

Transformation on track for completion by Q2 2017

PRODUCT STRATEGY	Launch the platform	Add Applications (both internal and external)	Full Cloud and Enterprise pricing
OTHER DEFINING EVENTS	Completion of roll-off of non-marketed products	Completion of the defined cost optimization projects ($76M in 2016 with additional $30M+ in 2017)	End of amortization of pre-2011 deferred revenue in all material respects
BUSINESS MODEL	More recurring	Add growth elements	More directed cost structure
FINANCIAL RESULTS	More clear	More stable and greater visibility	Profitable with improved free cash flow conversion

Financial Update

Brian E. Agle, Senior Vice President & CFO

Q4 2016 Highlights

Met or exceeded guidance for all metrics

Execution in key focus areas drove strong performance

Trends demonstrate significant improvement in core operating results

Transformation on track and preparing for shift to next phase of growth

NEXIS drives 50% sequential bookings growth of storage in Q4

NEXIS Storage

- World's first software-defined storage platform for media
- Enabled to run on cloud infrastructure
- More density, more capacity, and less expensive
- Successor to Avid’s heritage storage product line



NEXIS Strategy

- Continue to drive adoption among Avid’s core Enterprise customers
- Pursue new customers through openness of platform to certified third parties, including Adobe Premier and Apple Final Cut for editing
- Preparing for cloud launch

Strategy drives more Recurring, more Visibility

Enterprise Customer Strategy

Pre-Transformation
- Heavy Capex model

Today
- Moving toward an Opex model

Benefits to Customer
- Simpler deployment
- More comprehensive service
- Compelling ROI

Benefits to Avid
- More recurring revenue
- Lower retention cost
- Higher life-time value

Individual Customer Strategy

Pre-Transformation
- Perpetual license model with low maintenance and long upgrade cycles

Today
- Subscription
- Perpetual license with higher mix of recurring maintenance

Benefits to Customer
- Automatic updates
- Access to customer support
- More flexible pricing and payment options

Benefits to Avid
- More recurring revenue
- New customer opportunities
- Higher life-time value

LTM Recurring* Revenue Bookings as % of Total


45%
40%
35%
30%
25%
20%
15%
Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16
Increasing mix to recurring even excluding Sinclair

Backlog of Unbilled Committed Revenue ($M)


$225
$200
$175
$150
$125
$100
$75
Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16

Higher Recurring Revenue from Long-term Annual Contracts, Maintenance and Subscription

* Recurring includes maintenance, subscription and long-term committed contract revenue.

Illustrative Enterprise Customer Example

Pre-transformation economic model
- Periodic purchases with sporadic upgrades based on budget cycles and age of deployed products
- Product mix includes hardware and software maintenance
- Heavy CAPEX model

Today's economic model
- Progressive volume-based pricing and ability to bundle multiple applications leads to longer-term, higher-dollar commitments
- Increasing mix of software and services
- Moving toward OPEX model



CBCnews

Enterprise Model	Type	7-year Period Revenues								Recurring %
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Total 7 Year	
Old Model	Product	100	100	0	100	100	0	100	$ 500	
	Professional Services	25	25	0	25	25	0	25	$ 125	
	Software Maintenance & Support	22	42	42	64	86	86	108	$ 450	
		147	167	42	189	211	86	233	$ 1,075	42%
New Model	Product	75	75	75	75	75	75	75	$ 525	
	Professional Services	29	29	29	29	29	29	29	$ 200	
	Software Maintenance & Support	90	90	90	90	90	90	90	$ 630	
		194	194	194	194	194	194	194	$ 1,355	100%

For Customer: Simpler deployment, more comprehensive service, compelling ROI
For Avid: More recurring revenue, higher life-time value, lower retention cost

Illustrative Pro Tools Customer Example

Pre-transformation economic model
- Periodic major product releases drive purchases
- Lumpy revenue
- Focus on traditional customer segments (e.g., Post)
- Market driving price declines
- Low maintenance attach rates

Today's economic model
- Subscription's lower upfront cost and favorable value proposition (includes updates and support) appeals to larger share of available market
- Subscription contract value is greater than perpetual + upgrades by year 3
- Digital channel drives programmatic upgrades and up-sell opportunities





Pro Tools Software	Purchase Method	Pricing Model	Year 1	Year 2	Year 3	Years 1-3	Year 4	Year 5	Total 5 Year	Recurring %
			5-year Period Revenues							
Old Model	**Perpetual Purchase***	$699 initial & $399 upgrade	699	0	0	**699**	0	399	**$ 1,098**	**0%**
New Model	**Perpetual Program***	$599 initial + $99 annual	599	99	99	**797**	99	99	**$ 995**	**50%**
	Subscription Annual	$299 paid monthly or annually	299	299	299	**897**	299	299	**$ 1,495**	**100%**
	Subscription Monthly	$29.99 per month	360	360	360	**1,080**	360	360	**$ 1,799**	**100%**

For Customer: Automatic updates and upgrades, access to customer support, more flexible pricing and payment options
For Avid: More recurring revenue, new customer opportunities, higher life-time value

*Perpetual examples exclude Support in assumptions. Support is an additional $99 per year for new model perpetual program.

Efficiency Program Drives Profitable, Scalable Model

Efficiency program driving substantial reduction in Non-GAAP Operating Expenses


$75
$70
$65
$60
$55
$50
$45
($ Millions)
$71M
$50M
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16

- Exceeded $76M* cost efficiency plan; establishes lower run rate moving into 2017
- Well-positioned to execute on the additional $30M* efficiency program savings expected in 2017
  - Leverage the development platform
  - More opportunities for talent alignment
  - Facilities rationalization

* Program includes operating expense and non-material spending within cost of sales

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Added GAAP Free Cash Flow line for clearer reporting

Historical Reporting

(US$ in thousands)	Q416	2016
GAAP net cash (used in) provided by operating activities	**$ (270)**	**$ (49,195)**
Capital expenditures	(1,322)	(11,003)
Restructuring payments	1,959	10,940
Restatement payments	153	153
Acquisition, integration and other payments	24	1,841
Efficiency program payments	1,412	6,942
Adjusted Free Cash Flow	**$ 1,956**	**$ (40,322)**

Future Reporting

(US$ in thousands)	Q416	2016
GAAP net cash (used in) provided by operating activities	**$ (270)**	**$ (49,195)**
Capital expenditures	(1,322)	(11,003)
Free Cash Flow	**(1,592)**	**(60,198)**
Restructuring payments	1,959	10,940
Restatement payments	153	153
Acquisition, integration and other payments	24	1,841
Efficiency program payments	1,412	6,942
Non-Recurring Items	3,548	19,876
Adjusted Free Cash Flow	**$ 1,956**	**$ (40,322)**

- Historical presentation of Adjusted Free Cash Flow includes adjustments for Non-Recurring Items
- Going forward, considering presentation of Free Cash Flow, which is defined as GAAP Net Cash Provided by Operating Activities less Capital Expenditures
- Efficiency program one-time costs to be completed in 2018

Amendment provides cushion now through end of term

(US $ in thousands)	2017
Term Loan (1/1/17)	**$96,250**
Principal Payment	(5,000)
Excess Cash Sweep	
Term Loan (12/31/17)	91,250
Convertible Debt	125,000
Total Debt	**$216,250**
Adjusted EBITDA *	$50,000
Term Loan Ratio	1.8
Convertible Debt Ratio	2.5
Total Debt Ratio to Adjusted EBITDA	4.3
Net Debt Ratio to Adjusted EBITDA	3.3
Net Debt (with Jetsen) Ratio to Adjusted EBITDA	2.9

- Principal amortization payments $5M in 2017, $12.5M thereafter ($78.75M principal)
- Excess cash sweep debt requirement
- Non-recurring expenses related to $30M efficiency program in 2017 subside
- Liquidity and net debt improvement with expected $18M Jetsen equity investment
- Operating leverage to improve liquidity and net debt position
- Debt amendment provides more favorable covenants and financial flexibility
- Debt ratio is at a comfortable level

* Based on the midpoint of the guidance range for 2017 Adjusted EBITDA of $45M to $55M as provided by the Company on March 23, 2017.

Amendment provides greater flexibility

Covenant Leverage Ratio

	Q2'17	Q3'17	Q4'17	Q1'18-Q4'18	Q1'19	Q2'19-Q4'19	Q1'20	Q2'20	Q3'20
Original Leverage Ratio	3.50	3.50	3.30	3.00	2.50	2.50	2.50	2.50	2.50
Amended Leverage Ratio	4.20	4.75	4.80	4.40	4.40	3.50	3.50	3.00	2.50
Favorable Ratio Change	0.70	1.25	1.50	1.40	1.90	1.00	1.00	0.50	-
Favorable % Ratio Change	*20%*	*36%*	*45%*	*47%*	*76%*	*40%*	*40%*	*20%*	*0%*

- Agreement effective March 14, 2017
- Improves Covenant Leverage Ratio (Total Debt to LTM Adjusted EBITDA)
  - More accurately reflects the impact related to the elimination of implied PCS revenue
- Provides more flexibility in managing cash
- Allows additional room for continued cost efficiency program

Progress Transforming Avid's Financial Model

Proportion of Bookings Related to Recurring Revenue Increases


% of Total Bookings CFX
40%
30%
20%
10%
0%
2012
2013
2014
2015
2016

Operational* Revenue Stabilizes


($M)
Revenue
(Excl Pre-2011 & Elim PCS)*
$450
$425
$400
$375
$350
2015
2016
2017E

Leaner, More Directed Cost Structure Lowers Breakeven Point


($M)
Non-GAAP Operating Expenses*
$300
$275
$250
$225
$200
$175
$150
2015
2016
2017E

Operational* Adjusted EBITDA Grows


($M)
Adjusted EBITDA
(Excl Pre-2011 & Elim PCS)*
$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
2015
2016
2017E

Note: Dotted line segment on bars indicates the range of guidance, as provided by the Company on March 23, 2017.
* A GAAP to Non-GAAP reconciliation is available in the back of this presentation.

Avid Financial Model – Looking Forward

	2017E	Enterprise Software
Revenue	Stabilized, Much Higher Proportion Recurring	5-10%+ growth, Highly Recurring
EBITDA Margins	11-13%*	25-35%+
Free Cash Flow Conversion	16-36%**	50%+

Factors driving Avid's financial performance towards model characteristic of Enterprise Software business

- ✓ Increasingly positioned in higher growth markets
- ✓ Business model accelerating transition to recurring revenue
- ✓ Shared services platform allows for greater economies of scale
- ✓ Completion of efficiency program

* Based on range of guidance for Adjusted EBITDA for 2017 provided by the Company on March 23, 2017.
** Based on range of guidance for Adjusted Free Cash Flow and Adjusted EBITDA for 2017 provided by the Company on March 23, 2017.

Customer Discussion

Tom Cordiner, SVP Worldwide Sales

Enterprise Software Deployment



Avid Business Today

- Large customer “heritage” point solution deployment on-prem
- High performance on-prem storage
- Specialized hardware for tactical control, acceleration and I/O (Audio & Graphics)
- Traditional perpetual software license and physical goods in the channel

2017 and beyond with Avid Everywhere

- Transition to enterprise software licensing, data center and cloud deployments with elastic provisioning
- Both transition risk and growth opportunity from Cloud environments and related media services
- Transition to software focus and leverage partners hardware solutions to fill key workflow requirements
- Transition to cloud delivery and licensing for higher customer retention and recurring revenue streams



Dana Ruzicka, VP and Chief Product Officer

Acceleration of Digital and Subscription growth drives Tier 3

Product / Ecosystem

1 ***Land*** *net new with free and low cost offerings, leveraging VIP and How-to content and incentives*

- **Full Product**
- **Product Trials**
- **First Editions**

Convert

Up Sell / Cross Sell w/ Value Added Products and Services

2 ***Expand*** *wallet share of current customers with near-term add-on opportunities*

- **Plug-ins, Apps & Content**
- **Cloud Storage & Services** ***(Collaboration)***
- **Hardware Peripherals**

Cultivate / Nurture Customer Loyalty

3 ***Maximize*** *by optimizing customer life time value with follow-on products and services*

- **Renewals**
- **Artist Community**
- **Content Marketplace**

Strong Digital Growth in 2016

Q4 bookings continued strong growth …	LTM bookings show building momentum
+ **27%**	up **43%**
vs. Q4 2015	vs. LTM thru Q4 2015

- ✓ Pro Tools, Media Composer and Sibelius subscription the primary growth driver, representing 2.4x growth YoY
- ✓ Added a record >10K new subscribers in Q4, mostly new customers
- ✓ Becoming a significant part of Avid's business and poised for continued growth

Initiatives to Accelerate Growth in 2017

- Targeting optimizations to licensing, entitlement and registration (L/R/E) to increase renewal rates
- Broadening portfolio of plug-ins, Apps and content offerings with focused in-app digital marketing to increase share of wallet
- Extending digital ecosystem to reseller partners via reseller oriented First Conversion and Digital Enablement programs
- Launching Media Composer | First to extend freemium "land" play into video

Media Composer | First

Media Composer | First opens the door for aspiring editors

This streamlined yet powerful version of Media Composer puts many of the same legendary Hollywood editing tools into the hands of storytellers everywhere—for free



Strategic Cloud Alliance
Jeff Rosica, President



Avid Announces Strategic Cloud Alliance with Microsoft for the Media and Entertainment Industry

Six-month process to select the ideal cloud partner, evaluating all leading vendors based on the following criteria

- Global scale of cloud network
- Enterprise experience in cloud migration
- Flexibility of approach to cloud deployments
- Strategic alignment and cultural fit
- Media & Entertainment as a priority and key focus area
- Level of economic commitment

Microsoft

- ✓ Decades of enterprise experience to design an unmatched enterprise cloud experience
- ✓ Full spectrum of capabilities and extensive media services available through 38 Azure regions globally
- ✓ Flexible deployment options between public-cloud, private-cloud or on-prem datacenter

Avid

- ✓ Industry's preeminent global community of media enterprises and creative professionals
- ✓ Portfolio of the industry's best and most comprehensive creative tools and media workflow solutions
- ✓ Flexible approach to licensing, deployment and commercial options

Strategic Cloud Alliance

- Multi-year agreement – both companies make significant commitments in technology, development and go-to-market efforts
- Microsoft will invest additional resources and funding to help accelerate time-to-market for targeted solutions
- Plan to deliver continuous stream of hosting and services offerings over next 18 months (first wave slated for H2’17)
- Builds on Avid’s success with cloud-enabled subscriptions (60,000+ subscribers by end of 2016, up 2.4x from a year ago)



Avid: Looking Ahead

Louis Hernandez, Jr.

Fast forward to our future

Q1 2017	Q2 2017	Q3 2017	Q4 2017

Complete Transformation

- Organizational structure optimized
- Facilities and talent alignment finished
- Cost structure aligned to forward strategy

Prepare for Growth

- Strategic initiatives
- New sales model
- Ready for the Cloud

Focus on Growth

- Begin the journey into the Cloud
- Aggressive commercial and “selling” focus
- Customer-centric with operational excellence

< < < Transformation Phase

Growth Phase > > >

Avid in the Cloud



Avid MediaCentral Platform
Client Applications
USER EXPERIENCE
iOS
MediaCentral | Cloud UX
ARTIST SUITE
Editing
Audio
Notation
Graphics
MARKETPLACE
Artist Community
Avid App Store
Content Marketplace
Integrated Solutions
STUDIO SUITE
Virtual Studio
Video Wall Control
Augmented Reality
Interactive Graphics
PRODUCTION SUITE
Ingest & Playout
Broadcast Graphics
Channel Branding & Playout
Sports Enhancement
Control Surfaces
Live Sound
Media Services
MEDIA SUITE
Asset Management
News
Social Media
Analytics
Orchestration
Multiplatform Distribution
File Transfer
Search
Phonetic Indexing
QC & Compliance
MediaCentral | Event Bus
Alliance Partners
sgl
SPECTRA
x.news
Plugins
600+
MediaCentral | Infrastructure Management Layer
Hosting Options
NEXIS
Other
Dedicated Storage
Compute & Network
Traditional On Premises
NEXIS
Other
Data Center Storage
Compute & Network
Private Cloud Data Center
NEXIS
Hot/Cold
Cloud Storage
Compute & Network
Public Cloud
HYBRID



Avid MediaCentral Platform
Client Applications
iOS
Integrated Solutions
Avid Everywhere™
Traditional On Premises
Public Cloud

Post transformation, Avid will take advantage of its new go-to-market model to accelerate growth

HFRE Model: Aligning Sales Roles to Maximize Effectiveness & Efficiency


Hunter

Strategic Business Development and Pursuit

- MAM
- Enterprise Licensing
- Cloud
- Media Central


Farmer

Key Account and Client Relationship Management

- MC & PT
- Consoles
- Live Sound
- Interplay Production
- iNews


Rancher

Channel Development and Business Development

- MC, PT & Sibelius
- Consoles
- Live Sound
- Bundles


Explorer

Digital/Web Go-to-Market and Digital Experience

- Media Composer
- Pro tools
- Sibelius

Closing Remarks

Transformation on track for Q2 2017

- Fulfilled vision of common platform and robust applications; now rolling out Cloud and enterprise pricing
- Defining events of the transformation nearly complete, eliminating accounting headwinds and legacy costs related to siloed functions
- More recurring business model, with more growth elements and a leaner, more directed cost structure
- Financial results becoming clearer, more stable and profitable, with a higher free cash flow conversion

Compelling financial model emerging

- Shift to recurring and revenue backlog have stabilized Operational* Revenue, which grew by $9.4M in 2016
- Strength of revenue and reduction of operating expenses drove significant growth of Operational* Adjusted EBITDA in 2016 (increase of $64M from 2015)
- Revenue and Adjusted EBITDA are expected to stabilize further in 2017, with a significantly higher and positive Adjusted Free Cash Flow conversion of Adjusted EBITDA

Positioned to lead the media industry's transition to the Cloud

- Signed comprehensive, multi-year strategic agreement with Microsoft -- both companies investing significantly in technology, development and go-to-market efforts
- Cloud-based offering to be built on Avid's portfolio of the industry's best and most comprehensive creative tools and media workflow solutions
- Microsoft leveraging decades of enterprise experience for an unmatched media enterprise cloud experience

Upcoming Investor Relations Events

- Two events for investors and analysts to be held on Wednesday, May 10, 2017
  - 8:30am ET: Conference call to discuss Q1'17 financial results
  - 11:00am ET: Presentation at Jefferies Technology Group Investor Conference in Miami, Florida

* Excludes the impact related to pre-2011 amortization and elimination of implied PCS revenue.



Questions and Answers



Supplemental Schedule

Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliations of GAAP financial measures to Non-GAAP financial measures
(unaudited - in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended September 30,		Three Months Ended March 31,	
Non-GAAP revenue	2016	2015	2016	2015	2016	2015	2016	2015
GAAP revenue	$ 115,295	$ 138,806	$ 511,930	$ 505,595	$ 119,019	$ 137,436	$ 143,547	$ 119,586
Amortization of acquired deferred revenue	-	858	594	858	-	-	269	-
Non-GAAP revenue	115,295	139,664	512,524	506,453	119,019	137,436	143,816	119,586
Pre-2011 Revenue	2,268	12,017	24,772	58,543	5,368	13,635	9,338	17,483
Elim PCS	8,100	7,000	52,900	22,500	12,000	15,500	17,600	-
Non-GAAP Revenue w/o Pre-2011 and Elim	104,927	120,647	434,852	425,410	101,651	108,301	116,878	102,103
Non-GAAP gross profit								
GAAP gross profit	69,469	81,944	332,723	308,150	75,391	87,814	100,063	72,094
Amortization of acquired deferred revenue	-	858	594	858	-	-	269	-
Amortization of intangible assets	1,950	1,950	7,800	4,063	1,950	1,950	1,950	-
Stock-based compensation	(48)	171	440	823	157	183	179	254
Non-GAAP gross profit	71,371	84,923	341,557	313,894	77,498	89,947	102,461	72,348
Pre-2011 Revenue	2,268	12,017	24,772	58,543	5,368	13,635	9,338	17,483
Elim PCS	8,100	7,000	52,900	22,500	12,000	15,500	17,600	-
Non-GAAP gross profit w/o Pre-2011 and Elim	61,003	65,906	263,885	232,851	60,130	60,812	75,523	54,865
Non-GAAP operating expenses								
GAAP operating expenses	58,518	82,296	268,708	301,177	66,887	73,409	74,316	70,979
Less Amortization of intangible assets	(363)	(786)	(2,498)	(2,354)	(567)	(786)	(786)	(374)
Less Stock-based compensation	(1,847)	(1,612)	(7,475)	(8,691)	(1,571)	(2,206)	(1,919)	(2,208)
Less Restructuring costs, net	(4,959)	(5,766)	(12,837)	(6,305)	(5,314)	-	(2,777)	-
Less Restatement costs	(109)	(51)	(295)	(1,039)	(38)	(287)	(80)	(1,807)
Less Acquisition, integration and other costs	(129)	(1,595)	(587)	(9,232)	336	(1,965)	(515)	(2,342)
Less Efficiency program costs	(967)	(1,144)	(4,305)	(1,144)	(1,338)	-	(716)	-
Non-GAAP operating expenses	50,144	71,342	240,711	272,412	58,395	68,165	67,523	64,248
Non-GAAP operating income								
GAAP operating income (loss)	10,951	(352)	64,015	6,973	8,504	14,405	25,747	1,115
Amortization of acquired deferred revenue	-	858	594	858	-	-	269	-
Amortization of intangible assets	2,313	2,736	10,298	6,417	2,517	2,736	2,736	374
Stock-based compensation	1,799	1,783	7,915	9,514	1,728	2,389	2,098	2,462
Restructuring costs, net	4,959	5,766	12,837	6,305	5,314	-	2,777	-
Restatement costs	109	51	295	1,039	38	287	80	1,807
Acquisition, integration and other costs	129	1,595	587	9,232	(336)	1,965	515	2,342
Efficiency program costs	967	1,144	4,305	1,144	1,338	-	716	-
Non-GAAP operating income	21,227	13,581	100,846	41,482	19,103	21,782	34,938	8,100
Adjusted EBITDA								
Non-GAAP operating income (from above)	21,227	13,581	100,846	41,482	19,103	21,782	34,938	8,100
Depreciation	3,997	3,416	15,181	13,672	3,762	3,168	3,611	3,677
Adjusted EBITDA	25,224	16,997	116,027	55,154	22,865	24,950	38,549	11,777
Pre-2011 Revenue	2,268	12,017	24,772	58,543	5,368	13,635	9,338	17,483
Elim PCS	8,100	7,000	52,900	22,500	12,000	15,500	17,600	-
Adjusted EBITDA w/o Pre-2011 and Elim	14,856	(2,020)	38,355	(25,889)	5,497	(4,185)	11,611	(5,706)
Adjusted free cash flow								
GAAP net cash (used in) provided by operating activities	(270)	2,061	(49,195)	(34,026)	(3,909)	(9,873)	(11,209)	4,630
Capital expenditures	(1,322)	(4,220)	(11,003)	(15,330)	(2,360)	(4,368)	(4,518)	(2,940)
Restructuring payments	1,959	564	10,940	1,616	1,496	316	3,533	428
Restatement payments	153	321	153	3,945	-	-	-	2,117
Acquisition, integration and other payments	24	1,988	1,841	6,946	196	3,368	773	-
Efficiency program payments	1,412	1,556	6,942	1,556	1,947	-	1,981	-
Adjusted free cash flow	$ 1,956	$ 2,270	$ (40,322)	$ (35,293)	$ (2,630)	$ (10,557)	$ (9,440)	$ 4,235

These non-GAAP measures reflect how Avid manages its businesses internally. Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.